Exhibit 10.2

Amendment to Executive Employment Agreement
This Amendment to Executive Employment Agreement (this “Amendment”) is entered into as of February 12, 2014 by and between ICU Medical, Inc., a Delaware corporation (the “Company”) and Vivek Jain (“Executive”).
R E C I T A L S
WHEREAS, the Company and Executive have entered into that certain Executive Employment Agreement dated as of February 7, 2014 (the “Agreement”); and
WHEREAS, the Company and Executive desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and Executive hereby agree to amend the Agreement as follows:
A M E N D M E N T
1.Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.
2.Amendment. The first sentence of Section I.A of the Agreement is hereby amended to read in its entirety as follows:
“As of February 13, 2014 (the “Employment Commencement Date”), Executive shall be employed by the Company to render services to the Company in the position of Chief Executive Officer of the Company.”
3.Miscellaneous. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

[Signature Page Follows]

Signature Page to Amendment to Executive Employment Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the date first written above.

ICU MEDICAL, INC.	VIVEK JAIN
By: /s/ Steven C. Riggs	/s/ Vivek Jain
Name: Steven C. Riggs
Title: Acting President and Chief Executive Officer